Inventories	12 Months Ended
Dec. 31, 2017
Inventories [Abstract]
Inventories
INVENTORIES

(in millions of Canadian dollars)	2017	2016
Finished goods	249	219
Raw material	124	107
Supplies and spare parts	150	134
	523	460

As at December 31, 2017, finished goods, raw material and supplies and spare parts were adjusted to net realizable value (NRV) by $8 million, $1 million and nil, respectively (December 31, 2016 - $7 million, nil, and nil). As at December 31, 2017, the carrying amount of inventory carried at net realizable value consisted of $14 million in finished goods inventory, nil in raw material inventory and nil in supplies and spare parts (December 31, 2016 - $9 million, nil and nil).

The Corporation has sold all the goods that were written down in 2017. No reversal of previously written-down inventory occurred in 2017 or 2016. The cost of raw material and supplies and spare parts included in “Cost of sales” amounted to $1,751 million (2016 - $1,612 million).